UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 24, 2008
Date of Report (Date of earliest event reported)
CEPHEID
(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer Identification
incorporation)		No.)

904 Caribbean Drive, Sunnyvale, CA	94089

(Address of principal executive offices)	(Zip Code)
(408) 541-4191
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
          The information in this report and the exhibit attached hereto are being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.
          On July 24, 2008, Cepheid issued a press release announcing its financial results for the quarter ended June 30, 2008 and certain other information. The press release is attached to this report as Exhibit 99.01.
          In the press release and during a conference call and webcast regarding Cepheid’s quarterly results, Cepheid supplemented its reported GAAP financials with non-GAAP measures that do not include employee share-based compensation expense and amortization of purchased intangible assets. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Cepheid’s management uses the non-GAAP information internally to evaluate the company’s ongoing business, continuing operational performance and cash requirements, and believes these non-GAAP measures are useful to investors as they provide a basis for evaluating the company’s cash requirements and additional insight into the underlying operating results and the company’s ongoing performance in the ordinary course of its operations.
          These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Cepheid believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Cepheid’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Cepheid’s results of operations in conjunction with the corresponding GAAP measures.
          As described above, Cepheid excludes the following items from one or more of its non-GAAP measures when applicable:
          Employee share-based compensation expense. These expenses consist primarily of expenses for employee stock options and employee restricted stock under SFAS 123(R). Cepheid excludes employee share-based compensation expenses from its non-GAAP measures primarily because they are non-cash expenses that Cepheid does not believe are reflective of ongoing operating results. Further, as Cepheid applies SFAS 123(R), it believes that it is useful to investors to understand the impact of the application of SFAS 123(R) to its results of operations.
          Amortization of purchased intangible assets. Cepheid incurs amortization of purchased intangible assets in connection with acquisitions and investments. Cepheid excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from Cepheid’s prior acquisitions and have no direct correlation to the operation of Cepheid’s business.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Title

99.01	Press release dated July 24, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cepheid
Date: July 24, 2008	By:	/s/ Andrew D. Miller
		Name:	Andrew D. Miller
		Title:	Senior Vice President, Chief Financial Officer

Exhibit List

Exhibit No.	Exhibit Title

99.01	Press release dated July 24, 2008.